UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒                                 Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Funds V

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BLACKROCK FUNDS V

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

TO THE SHAREHOLDERS

*******     IMPORTANT NEWS    *******

We encourage you to read the full text of the enclosed supplemental proxy materials containing important information about the proposal involving BlackRock Inflation Protected Bond Portfolio (the “Fund”), a series of BlackRock Funds V (the “Trust”). In addition, as one of our valued shareholders, we are providing you with the following brief overview of these matters, which require your consideration and vote participation. Please vote promptly as your vote is important. Voting promptly will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to cast your vote.

Q:	WHAT IS HAPPENING?

A:

Shareholders of the Fund were previously asked to vote on a proposal to approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund (the “Proposal”) at a special meeting of shareholders (the “Meeting”). A quorum of shareholders is required to take action at the Meeting, but a quorum was not present at the Meeting and the Meeting was adjourned. The Board of Trustees (the “Board”) of the Trust has set a new record date of December 27, 2021 for the Meeting and reconvened the Meeting to February 25, 2022 to allow Fund shareholders additional time to participate in the voting process, and is asking you to consider and act upon the Proposal.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:

The Board recommends that you vote “FOR” the Proposal. The Proposal cannot be effected without shareholder approval. The Board has approved the Proposal, which is the same Proposal previously presented at the Meeting. The Board believes that the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote or submit voting instructions “FOR” the Proposal.

Q:	HOW DO I VOTE MY SHARES?

A:

Voting is quick and easy! You may cast your vote by Internet, telephone, and mail or by participating in the reconvened Meeting. To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If your shares in the Fund are registered in your name, you may attend and participate in the reconvened Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box in your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If your shares are held by a bank, broker-dealer or other third-party intermediary who holds your shares of record, you must provide voting instructions to such financial intermediary in order to vote your shares.

Also, if you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the reconvened

i

Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting.

Whichever voting method you choose, we urge you to please take the time to read the full text of the joint proxy statement (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials before you vote.

Q:	HOW CAN I OBTAIN THE PROXY STATEMENT?

A:

Holders of record of the Fund on December 27, 2021 (the new record date of the Meeting) who were not holders of record on August 27, 2021 (the original record date of the Meeting) are receiving the Proxy Statement along with these supplemental proxy materials. If you were a holder of record of the Fund on August 27, 2021, you previously received the Proxy Statement. You may access the Proxy Statement at https://www.proxy-direct.com/blk-32539 or you may contact Computershare Fund Services, toll free at (866) 650-3710, to request a copy.

Q:	WHAT IS A FUNDAMENTAL INVESTMENT POLICY?

A:

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires registered investment companies, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies. (In this overview and the Proxy Statement, the word “restriction” is sometimes used to describe a policy.)

Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Fund that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock Advisors, LLC (“BlackRock”) in managing the assets of the Fund.

Q:	HOW DO THE PROPOSED CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES BENEFIT SHAREHOLDERS?

A:

Changes to the fundamental investment policies of the Fund as proposed in the Proposal are intended to benefit the Fund and its shareholders in the following ways: (i) each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

While the Proposal is intended to, among other things, provide BlackRock with greater flexibility in managing the portfolio of the Fund, if approved, the Fund will continue to be managed subject to the applicable limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies. Although the Fund may take advantage in the near term of the greater flexibility provided by the amendment or elimination of certain of its current investment restrictions, the Fund will continue to be managed pursuant to its current investment guidelines and Fund management does not anticipate material changes to the Fund’s principal investment strategies, unless otherwise disclosed in the Proxy Statement.

Q:	WHY IS THE BOARD RECOMMENDING THAT CERTAIN OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS BE AMENDED OR ELIMINATED?

A:

As noted above, the proposed changes to the fundamental investment restrictions of the Fund are intended to provide the Fund with greater investment flexibility to pursue its investment objective and strategies and/or respond to a changing regulatory and investment environment and to eliminate fundamental investment restrictions that are not required by the Investment Company Act. Moreover, the proposed changes will generally align the fundamental policies of the Fund with those of other registered funds managed by BlackRock.

See “Proposal 1” in the Proxy Statement for more information regarding the considerations of the Board in approving the changes to the Fund’s fundamental investment restrictions.

Q:	DID I ALREADY VOTE ON THIS PROPOSAL?

A:

You may have. Holders of record on August 27, 2021 have already received a Proxy Statement and proxy card or voting instruction form relating to the Proposal, however additional shareholder participation is required in the voting process to approve the Proposal. Please see “WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?” below.

A quorum for the Fund consists of holders of a majority of the shares entitled to vote on any matter at a meeting present at the meeting or represented by proxy. As of the October 26, 2021 Meeting, approximately 32.83% of the Fund’s shares outstanding on the original record date participated and voted on the Proposal. Accordingly, a quorum was not obtained for the Fund. Without a quorum of shareholders of the Fund, the October 26, 2021 Meeting was adjourned with respect to the Fund to November 19, 2021 and then again to December 23, 2021. As of the December 23, 2021 Meeting, approximately 49.83% of the Fund’s shares outstanding on the original record date participated and voted on the Proposal. Again, a quorum was not obtained for the Fund.

On December 22, 2021, the Board considered whether to reconvene the Meeting and continue to solicit shareholders’ participation on the Proposal or to take other action. For the reasons set out above, the Board determined that it remains in the best interest of the Fund to approve the Proposal, recognizing that the Meeting must be reconvened and that the continuation of the solicitation of the Fund’s shareholders would be required. In connection with this solicitation, the Board approved a new record date of December 27, 2021 and determined that the Meeting be reconvened on February 25, 2022. The reconvened Meeting will be held at 10:00 a.m., Eastern time.

Q:	WHAT HAPPENS TO MY PRIOR PROXY? IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?

A:

IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card or voter instruction form following the directions thereon.

Q:	WHO IS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THESE ADDITIONAL PROXY MATERIALS AND PROXY STATEMENT, THE SOLICITATION AND TABULATION OF PROXIES AND RELATED LEGAL EXPENSES?

A:

It is anticipated that the total expenses of preparing, printing and mailing these additional proxy materials and the Proxy Statement, soliciting and tabulating proxies and related legal expenses will be approximately $735,330. These expenses will be borne by the Fund.

Q:	WILL I RECEIVE A CALL FROM A PROXY SOLICITOR?

A:

BlackRock has engaged Computershare Fund Services, a professional proxy solicitation firm, to contact shareholders who have not voted, to urge your participation in the vote process prior to the date of the reconvened Meeting concerning the Proposal.

Q:	WHOM DO I CALL IF I HAVE QUESTIONS?

A:	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll free at (866) 650-3710.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form(s), if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by Internet or telephone. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK FUNDS V

100 Bellevue Parkway

Wilmington, Delaware 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE RECONVENED ON FEBRUARY 25, 2022

NOTICE IS HEREBY GIVEN that the special meeting of the shareholders (the “Meeting”) of BlackRock Inflation Protected Bond Portfolio (the “Fund”) that was convened on October 26, 2021 and was adjourned to November 19, 2021 and then again to December 23, 2021, will be reconvened on February 25, 2022 at 10:00 a.m., Eastern time. The Fund is a series of BlackRock Funds V (the “Trust”), a Massachusetts business trust.

Because of our concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

The Meeting is being reconvened to consider and vote on the following proposal (the “Proposal”):

PROPOSAL 1.	To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

The Proposal referenced above is discussed in the joint proxy statement related to the Meeting (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. Appendix A to the Proxy Statement lists the specific fundamental investment restrictions on which shareholders are being asked to vote in the Proposal.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on December 27, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the reconvened Meeting or any adjournments or postponements thereof.

As of the record date of December 27, 2021, the Fund had shares outstanding as follows:

Investor A	Investor C	Institutional	Class K
41,092,730.08	4,566,045.17	174,901,316.70	60,897,733.68

As of the record date of December 27, 2021, to the best of the Fund’s knowledge, the following persons beneficially owned more than 5% of the outstanding shares of the noted class of the Fund’s shares. Each owner listed below was a record holder that did not beneficially own the shares.

Class	Name	Address	Shares Beneficially Owned	Percentage Of Outstanding Shares Of Class Owned
Investor A	Merrill Lynch Pierce Fenner	4800 E Deerlake Dr 3rd Flr Jacksonville FL 32246-6484	10,099,421.07	24.577
Investor A	Edward D Jones and Co	12555 Manchester Rd St Louis MO 63131-3710	5,106,052.54	12.425

Class	Name	Address	Shares Beneficially Owned	Percentage Of Outstanding Shares Of Class Owned
Investor A	National Financial Services LLC	499 Washington Blvd FL 5 Jersey City NJ 07310-2010	3,863,628.37	9.402
Investor A	Voya Institutional Trust Company	1 Orange Way Windsor CT 06095-4774	3,850,537.73	9.370
Investor A	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12 New York NY 10004-1901	2,625,373.09	6.388
Investor C	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12 New York NY 10004-1901	804,433.44	17.617
Investor C	Merrill Lynch Pierce Fenner	4800 E Deerlake Dr 3rd Flr Jacksonville FL 32246-6484	733,622.34	16.066
Investor C	American Enterprise Investment SVC	707 2nd Ave S Minneapolis MN 55402-2405	574,079.69	12.572
Investor C	Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	452,624.79	9.912
Investor C	Wells Fargo Clearing Services	2801 Market Street Saint Louis, MO 63103	402,359.63	8.811
Investor C	National Financial Services LLC	499 Washington Blvd FL 5 Jersey City NJ 07310-2010	305,142.92	6.682
Investor C	LPL Financial	4707 Executive Dr San Diego CA 92121-3091	283,723.34	6.213
Class K	Edward D Jones And Co	12555 Manchester Rd St Louis MO 63131-3710	15,337,413.20	25.185
Class K	National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	8,808,981.16	14.465

Class	Name	Address	Shares Beneficially Owned	Percentage Of Outstanding Shares Of Class Owned
Class K	Fidelity Investments	100 Magellan Way (Kw1c) Covington KY 41015-0000	7,133,895.24	11.714
Class K	Merrill Lynch Pierce Fenner	4800 E Deerlake Dr 3rd Flr Jacksonville FL 32246-6484	3,974,830.75	6.527
Institutional	American Enterprise Investment SVC	707 2nd Ave S Minneapolis MN 55402-2405	30,569,912.57	17.478
Institutional	Merrill Lynch Pierce Fenner	4800 E Deerlake Dr 3rd Flr Jacksonville FL 32246-6484	21,821,804.10	12.476
Institutional	National Financial Services LLC	499 Washington Blvd Jersey City NJ 07310	21,678,237.27	12.394
Institutional	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12 New York NY 10004-1901	19,294,991.15	11.031

If your shares in the Fund are registered in your name, you may attend and participate in the Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Fund will:

•	Provide for shareholders to begin logging into the Meeting at 9:30 a.m. (Eastern time) on Friday, February 25, 2022, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Meeting matters that are not answered during the Meeting due to time constraints.

If, by the time scheduled for the reconvened Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the Proposal are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations (e.g., additional phone calls, emails and mail reminders) of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the new record date of December 27, 2021.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the reconvened Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Board “FOR” approval of the Proposal.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the reconvened Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting.

If you are a beneficial owner of the Fund’s shares held in street name (that is, if you hold your shares through a bank, broker or other financial institution), you may instruct your bank, broker, or other financial institution of record how to vote your shares in favor of the Proposal by submitting voting instructions for the Proposal generally in one of four ways:

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form(s) provided by your broker, bank or other financial institution of record and following their automated touchtone voting directions. Prior to calling, you should read the Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of the Proxy Statement by mail, you may vote by proxy by filling out the voting instruction form(s) provided by your broker, bank or other financial institution of record and sending it back in the postage paid envelope provided.

Voting at the Meeting. You must request and obtain a legal proxy from the broker, bank or other financial institution of record that holds your shares if you wish to attend the Meeting and vote at the Meeting. A person submitting votes by Internet or telephone is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the Internet or the telephone to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Meeting as the shareholder has indicated.

•

IF YOU WERE NOT A SHAREHOLDER AS OF AUGUST 27, 2021 (the original record date), and have not previously received a copy of the Proxy Statement, we have enclosed a copy. Please review the enclosed materials, and then please cast your vote by Internet, telephone, mail or at the virtual Meeting following the directions provided on the enclosed voting instruction form(s).

•

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any voting instruction form(s) that you may have received previously and cast your vote by Internet, telephone, mail or at the virtual Meeting following the directions provided on the enclosed voting instruction form(s).

•	YOU PREVIOUSLY SUBMITTED A VALID VOTING INSTRUCTION FORM IN CONNECTION WITH THE MEETING.

¡

IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the vote instructions you previously submitted will remain in effect for shares you held on the new record date.

¡

IF YOU WISH TO CHANGE YOUR VOTE or have changed brokerage accounts, you will need to vote again. Please promptly vote by Internet or telephone, or complete, sign, date and return the enclosed proxy card or voter instruction form following the directions thereon.

The voting methods provided will reduce the time and costs associated with the proxy solicitation and will eliminate your receipt of follow-up telephone calls and additional mailings urging you to vote your shares. Whichever method you choose, please read the full text of the Proxy Statement before you vote.

We greatly appreciate your time and your investment in the BlackRock mutual funds.

By order of the Board of Trustees,

Janey Ahn

Secretary of the Fund

January 20, 2022

Proxy_SUP_BLK Funds V_0122